UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2013

HUDSON VALLEY HOLDING CORP.
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Scarsdale Road, Yonkers, New York	10707
(Address of principal executive offices)	(Zip Code)

(914) 961-6100
(Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.02           Termination of Material Definitive Agreement.

Hudson Valley Holding Corp. (the “Company”) has announced that the Office of the Comptroller of the Currency (“OCC”) has terminated its Formal Written Agreement dated April 24, 2012 between Hudson Valley Bank N.A., the Company’s subsidiary bank (“Hudson Valley”) and the OCC.  Additionally, the Individual Minimum Capital Ratios agreed to between the OCC and Hudson Valley by letter dated October 9, 2009, has also been terminated.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated October 31, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

November 1, 2013	By:	/s/ Michael J. Indiveri

Name: Michael J. Indiveri
Title: Executive Vice President & Chief
Financial Officer

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EXHIBIT INDEX

Exhibit No.	Title

99.1	Press release dated October 31, 2013.

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